Share-Based Compensation Share-Based Compensation (Policies)	12 Months Ended
Dec. 28, 2024
Share-Based Payment Arrangement [Abstract]
Share-based Payment Arrangement
The fair value of share-based award grants is amortized to expense over the vesting period, primarily three years. Awards to employees eligible for retirement prior to the award becoming fully vested are amortized to expense over the period through the date that the employee first becomes eligible to retire and is no longer required to provide service to earn the award. In addition, we use historical data to estimate forfeiture rates and record share-based compensation expense only for those awards that are expected to vest.
We do not backdate, reprice or grant share-based compensation awards retroactively. Repricing of awards would require shareholder approval under the LTIP.